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                                                                    Exhibit 23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS



  To Astea International Inc.

       As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 20, 1998 included in Astea International Inc.'s annual report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP

  Philadelphia, PA
  August 21, 1998